UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 11, 2005

                             TECTONIC NETWORK, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                 033-36198            22-3038309
    (State or other jurisdiction      (Commission          (IRS Employer
          of incorporation)          File Number)       Identification No.)

                       1825 Barrett Lakes Blvd., Suite 260
                             Kennesaw, Georgia 30144
                    (Address of Principal Executive Offices)


                                 (770) 517-4750
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On July 11, 2005, Charles Pecchio, Jr. tendered his resignation as the Chairman of the Board of Tectonic Network, Inc. (the "Company"). Mr. Pecchio's resignation became effective on July 11, 2005.


Item 8.01 Other Events

On July 11, 2005, the Board of Directors of the Company formed a Search Committee to search for candidates to serve on the Company's Board of Directors and a Nominating Committee to evaluate and nominate qualified candidates. Each of the committees is comprised of John McRoberts, Theo Vander Boom and Arol Wolford.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RETURN ON INVESTMENT CORPORATION



Date: July 13, 2005           By: /s/ Arol R. Wolford
                                  ----------------------------------
                                      Arol R. Wolford
                                      President and Chief Executive Officer